SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2002


                          Indian River Banking Company
             (Exact name of registrant as specified in its charter)

            Florida                                              59-2931518
 (State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)

     958 20th Place, Vero Beach, FL                                 32960
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code: 772.569.9200

Item 5. Other Items.
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         On April 8, 2002, Indian River Banking Company issued the press release attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Exhibits:

Exhibit No.                         Description
-----------                         -----------

99.1                       Press Release, dated April 8, 2002.







                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INDIAN RIVER BANKING COMPANY

                                        By: /s/ Paul A. Beindorf
                                            -------------------------------
                                               Paul A. Beindorf, President


Dated: April 8, 2002